                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  MAY 16, 2003


                                TECO ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           FLORIDA                    1-8180                59-2052286
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission file         (IRS Employer
      of incorporation)               Number)           Identification No.)


                 702 North Franklin Street, Tampa Florida 33602
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (813) 228-4111

Item 5.  Other Events

         TECO Energy has received the requisite approval from the majority of the non-recourse project lending banks regarding the amounts to be posted under the project completion undertaking for the Union Power Station in Arkansas and the Gila River Power Station in Arizona. The agreement is effective.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TECO Energy, Inc.
                                            ---------------------------------
                                                    (Registrant)


Dated:   May 16, 2003                   By:       /s/ S. W. Callahan
                                            ---------------------------------
                                                   S. W. Callahan
                                               Vice President - Treasury
                                                  and Risk Management
                                                   (Treasurer )


                                       3